Exhibit 10.1

SEVENTH AMENDMENT

TO

NOTE AND WARRANT PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of January 31, 2011 by and among TECHNISCAN, INC., (the “Issuer”), BIOTEX PHARMA INVESTMENTS, LLC (the “Lead Investor”) DANAL INTERNATIONAL TRADING CORP.  (“Danal”) and MICHAEL JANDERNOA, CARL JANDERNOA AND KENNETH HUNGERFORD II (the “New First Lien Investors”).

R E C I T A L S:

WHEREAS, the Issuer and the Lead Investor desire to revise that certain Note and Warrant Purchase Agreement dated March 30, 2010 entered into by and among the Issuer, the Lead Investor, and the other investors listed on Exhibit A thereto, as amended pursuant to that certain Amendment to Note and Warrant Purchase Agreement dated as of May 19, 2010, that certain Second Amendment to Note and Warrant Purchase Agreement dated as of September 30, 2010, that certain Third Amendment to Note and Warrant Purchase Agreement dated as of October 5, 2010, that certain Fourth Amendment to Note and Warrant Purchase Agreement dated as of October 13, 2010, that certain Fifth Amendment to Note and Warrant Purchase Agreement dated as of October 28, 2010, and that certain Sixth Amendment to Note and Warrant Purchase Agreement dated as of November 12, 2010 (collectively, the “Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual benefits to be derived from this Amendment, the parties hereto hereby agree as follows:

1.             Amendment of the Agreement.  Pursuant to Section 7.3 of the Agreement, and solely for the purpose of paying $229,437 to Lead Investor and $45,563 to Danal:

(a)          Section 1.1 of the Agreement is hereby amended by replacing the figure “$200,000” in the fifth line with the phrase “$432,982 (after giving effect to the partial repayment of the First Lien Notes held by Danal International Trading Corp. (“Danal”) pursuant to the Seventh Amendment to Note and Warrant Purchase Agreement dated as of January 31, 2011 among the Issuer, the Lead Investor and Danal).”

(b)          Exhibit A to the Agreement is hereby amended by adding Michael Jandernoa ($150,000/55,971 warrants), Carl Jandernoa ($25,000/9,329) and Kenneth Hungerford II ($100,000/37,314 warrants) as First Lien Investors with the forgoing stated investment amounts and warrants.

2.             Extension of Maturity of First Lien Notes.  Contingent upon the payment to them by the Issuer, no later than January 31, 2011, of the amounts specified in Section 1 above, the Lead Investor and Danal hereby exercise their options pursuant to Section 3 of each of the First Lien Notes (as defined in the Agreement) to extend the maturity of the First Lien Notes to April 15, 2011.  The Issuer acknowledges such exercise and confirms that the common stock and common stock warrants to which the Lead Investor and Danal are entitled upon such exercise pursuant to the respective Participation Agreements will be issued to them simultaneously herewith.

3.             Form of Additional First Lien Notes.  Notwithstanding anything to the contrary set forth in the Agreement, the First Lien Notes to be issued to the New First Lien Investors shall be in the form of the existing First Lien Note held by the Lead Investor, as amended to date, and shall have an initial maturity of April 15, 2011.

4.             Acknowledgment of Agreement.  The New First Lien Investors acknowledge and agree to be bound by the Agreement, including without limitation Section 7.16 thereof.

5.             Continued Effect of the Agreement.  All provisions of the Agreement, except as modified by this Amendment, shall remain in full force and effect and are reaffirmed.  Other than as stated in this Amendment, this Amendment shall not operate as a waiver of any condition or obligation imposed on the parties under the Agreement.

6.             Interpretation of Amendment.  In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment and any provision of the Agreement, the provisions of this Amendment shall govern and control.

7.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.  A facsimile or e-mailed “.pdf” data file copy of an original written signature shall be deemed to have the same effect as an original written signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

TECHNISCAN, INC.		BIOTEX PHARMA INVESTMENTS, LLC

By:	/s/ David C. Robinson	By:	/s/ Robert Kessler
	David C. Robinson		Robert Kessler
	Chief Executive Officer		Member

DANAL INTERNATIONAL TRADING CORP.

By:	/s/ Viktor Kordash
Viktor Kordash

/s/ Michael Jandernoa
Michael Jandernoa

/s/ Carl Jandernoa
CarlJandernoa

/s/ Kenneth G. Hungerford II
Kenneth G. Hungerford II